Exhibit 99.1

Behringer Harvard Opportunity REIT II, Inc. 2015 Third Quarter Update Arbors Harbor Town, Memphis, TN

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Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our investments are located; the availability of cash flow from operating activities for special distributions, if any; conflicts of interest arising out of our relationships with our advisor and its affiliates; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions and requirements of that debt; our ability to make accretive investments in a diversified portfolio of assets; future changes in market factors that could affect the ultimate performance of our development or redevelopment projects, including but not limited to construction costs, plan or design changes, schedule delays, availability of construction financing, performance of developers, contractors and consultants, and growth in rental rates and operating costs; our ability to secure leases at favorable rental rates; our ability to sell our assets at a price and on a timeline consistent with our investment objectives; unfavorable changes in laws or regulations impacting our business, our assets or our key relationships; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission.

Agenda Notable Events Portfolio Updates Financial Review Strategy Review Questions River Club and Townhomes at River Club, Athens, GA

Notable Events In asset disposition phase Goal is to wind-up Company in 2017-2018 Established new estimated share value of $9.19 as of October 31, 2015 Declared $1.50 per share special cash distribution Sold Holstenplatz and Wimberly at Deerwood in September 2015 Courtyard by Marriott at Coconut Beach, Kauai, HI

Estimated Share Valuation New estimated per-share value of $9.19 Increase of $0.47 per share, or 5.4% Compares with previous adjusted per-share value of $8.72 Total value creation: 1 Regular distributions paid since inception per weighted average shares outstanding through October 31, 2015. The actual regular distributions a shareholder has received will vary based on the date they invested. Original purchase price = $10.00 per share October 31, 2015 Share Price 9.19 $ Cumulative Regular Distributions 1 1.19 Special Cash Distributions: May 2012 0.50 September 2014 0.50 March 2015 1.00 Total Value 12.38 $

ESV Allocation Allocation of Estimated Share Value ESV will adjust to $7.69 per share on December 31, 2015, the record date of the special distribution For more information about the ESV, including methodologies used, please refer to the Company’s Form 8-K that was filed with the SEC on December 7, 2015. (per share data) Oct. 31, 2015 ESV Oct. 31, 2014 ESV Change Real estate: Operating 13.06 $ 16.19 $ (3.13) $ Mezzanine loan investment 0.82 0.53 0.29 Cash and cash equivalents 3.07 2.92 0.15 Restricted cash 0.16 0.17 (0.01) Notes payable (7.03) (8.78) 1.75 Other assets and liabilities (0.30) (0.20) (0.10) Noncontrolling interests (0.59) (1.11) 0.52 Estimated net asset value per share 9.19 $ 9.72 $ (0.53) $ Estimated enterprise value premium - - - Total estimated value per share 9.19 $ 9.72 $ (0.53) $ Less Special Distribution - (1.00) 1.00 Total estimated value per share, as adjusted 9.19 $ 8.72 $ 0.47 $

Special Cash Distribution On November 20, 2015, board of directors declared a $1.50 per share special cash distribution Payable date: January 5, 2016 Record date: December 31, 2015 Will have paid a total of $3.50 per share in special distributions since inception Will have paid a total of $120.4 million in regular and special distributions since inception Will equate to 45% of the capital raised Lakes of Margate, Margate, FL

Financial Review Selected Financial Data (Dollars in thousands) 2015 2014 Change % Change Rental Revenue 8,349 $ 7,545 $ 804 $ 10.7% Property Operating Expenses 3,172 $ 2,944 $ 228 $ 7.7% Hotel Revenue 4,190 $ 3,812 $ 378 $ 9.9% Hotel Operating Expenses 3,166 $ 3,028 $ 138 $ 4.6% 2015 2014 Change % Change Rental Revenue 25,300 $ 23,315 $ 1,985 $ 8.5% Property Operating Expenses 8,836 $ 8,293 $ 543 $ 6.5% Hotel Revenue 13,332 $ 12,313 $ 1,019 $ 8.3% Hotel Operating Expenses 9,440 $ 9,037 $ 403 $ 4.5% Three Months Ended September 30, Nine Months Ended September 30,

Financial Review Funds From Operations* * For a reconciliation of Funds From Operations to Net Income, refer to Current Report on Form 8-K filed on December 8, 2015. 2015 2014 Change $0.00 $0.01 ($0.01) 2015 2014 Change $0.10 $0.06 $0.04 Three Months Ended September 30, Nine Months Ended September 30,

Financial Review (cont.) (Dollars in thousands) Portfolio Debt Interest Maturity Description 9/30/15 Rate Date Courtyard - Kauai 38,000 30-day LIBOR +0.95% (1) 11/9/2015 (2) Gardens Medical Pavilion 13,395 4.90% 01/01/18 River Club and the Townhomes at River Club 24,393 5.26% 05/01/18 Parkside 10,559 5.00% 06/01/18 Arbors Harbor Town 25,248 3.99% 01/01/19 Lakewood Flats 33,500 30-day LIBOR +1.50% (1) 11/05/19 Lakes of Margate 14,558 5.49% and 5.92% 01/01/20 22 Exchange 19,500 3.93% 05/05/23 179,153 $ (1) 30-day LIBOR was 0.19% at September 30, 2015. (2) Loan subsequently extended to May 9, 2017. • Total assets at September 30, 2015 were $350.1 million. • Total Debt/Total Assets at September 30, 2015 was 51.2% (including unamortized premium associated with Parkside). • The weighted average interest rate at September 30, 2015 was 3.4%. • The weighted average remaining loan term at September 30, 2015 was 3.1 years. Balance as of

Holstenplatz – office building in Hamburg, Germany Sale date: September 1, 2015 Contract sale price: $18.4 million Original contract purchase price: $12.6 million (June 30, 2010) Property-level simple annual average return: 23% Wimberly at Deerwood – apartments in Jacksonville, Florida Sale date: September 9, 2015 Contract sale price: $43.5 million Original contract purchase price: $35.6 million (February 19, 2013) Property-level simple annual average return: 18% Asset Sales

Behringer Harvard Opportunity REIT II Portfolio River Club 22 Exchange STUDENT HOUSING INVESTMENTS Courtyard by Marriott - Kauai Gardens Medical Pavilion Prospect Park Development Mezzanine Financing MULTIFAMILY INVESTMENTS Parkside Apartments Lakes of Margate Arbors Harbor Town Lakewood Flats

Courtyard by Marriott at Coconut Beach, Kauai, HI Courtyard Marriott Kauai, Hawaii Year-over-year improvement in key operating measures (year to date through September 30, 2015) Revenues: +8.3% Occupancy rate: +1.4 pct. pts. ADR: +4.6% RevPAR: +8.4% NOI: +22.5%

Arbors Harbor Town Memphis, Tennessee Avg. in-place rents were $1.17/s.f., down 6% YOY 96%-occupied, up 5 pct. pts. YOY Resumed increases in lease rates Multifamily Investments Parkside Apartments Sugar Land, Texas Renovations on track Avg. in-place rents were $1.20/s.f., up 7% YOY 85%-occupied

Multifamily Investments (cont.) Lakewood Flats Dallas, Texas Avg. in-place rents were $1.57/s.f., up 4% compared with underwriting assumptions at acquisition 97%-occupied Lakes of Margate Margate, Florida Avg. in-place rents were $1.45/s.f., up 3% YOY 93%-occupied

River Club Athens, Georgia 100% leased for current academic year Focus is on growing rental rates Pre-leasing for 2016/17 above year-ago level Student Housing Investments 22 Exchange Akron, Ohio 95% leased for current academic year Market still reflects strong competition and lower enrollment Beginning pre-leasing for 2016/17 academic year

Prospect Park Mezzanine Loan Denver, Colorado $15.2 million mezzanine loan for multifamily development Blended interest rate: 10.8% Maturity date: March 2017 Two 1-year extension options at 14% Prospect Park, Denver, CO

Operating Strategy 1875 Lawrence, Denver, CO Manage assets to create liquidity for shareholders Continue to focus on identifying the appropriate time to sell remaining assets Continue to consider additional special cash distributions from asset sales Maintain a strong balance sheet, which provides flexibility to execute

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